Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Schedule of Net Income (Loss) Per Share
The net income available for common shareholders and earnings per common share presented in the table below excludes the results of operations of the Entities under Common Control which were purchased solely with cash (see note 3).

	Year Ended December 31,
	2016 $	2015 $	2014 $
Net income	67,823	183,626	68,906
Less: Net income attributable to the Entities under Common Control (1)	—	(2,708)	(3,396)
Net income available for common shareholders	67,823	180,918	65,510
Weighted-average number of common shares - basic (2)	170,098,572	143,911,452	99,657,909
Dilutive effect of stock-based awards	242,067	581,481	364,452
Weighted average number of common shares - diluted (2)	170,340,639	144,492,933	100,022,361
Earnings per common share:
- Basic	0.40	1.26	0.66
- Diluted	0.40	1.25	0.65

(1) Includes net income of the 2015 Acquired Business of $2.7 million and $3.4 million, respectively, for the years ended December 31, 2015 and 2014.
(2) The weighted-average number of common shares outstanding for periods prior to May 2017 has been retroactively adjusted to include the approximately 13.8 million shares of the Company's Class B common stock issued to Teekay as consideration for the acquisition of 50% of TTOL in May 2017.